Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of REVA Medical, Inc. (the “Company”) for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), Regina E. Groves, Chief Executive Officer of the Company, and Brandi L. Roberts, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 7, 2018

/s/ Regina E. Groves
Regina E. Groves
Chief Executive Officer
(principal executive officer)

/s/ Brandi L. Roberts
Brandi L. Roberts
Chief Financial Officer
(principal financial officer)